UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado	80903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Per Share Par Value	CNTY	Nasdaq Capital Market, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2026, Century Casinos, Inc. (the “Company,” “we,” “our,” or “us”) notified Andreas Terler, Executive Vice President, Operations – United States, and Nikolaus Strohriegel, Executive Vice President, Operations – Canada and Europe, that the Company is terminating their employment. The notice of terminations will be effective May 15, 2026, and each employee will remain employed by the Company through September 15, 2026 pursuant to local notice requirements.

Each termination is being deemed a termination without cause under the respective executive’s employment agreement. In connection with their separations, subject to each executive entering into a customary release, each executive is entitled to payments and benefits for a termination without cause, which include, among other things: (i) a payment equal to (A) two times his base salary plus (B) the average of his bonuses for the last three years, payable in monthly installments for two years following the termination, and (ii) immediate vesting of all of the executive’s unvested equity awards subject to the satisfaction of performance goals if the equity award is based on performance.

Item 7.01Regulation FD Disclosure.

On May 13, 2026, the Company issued a press release announcing the appointment of Mr. Lyle Randolph, a Vice President and General Manager with the Company, as Executive Vice President of Operations, United States, effective May 15, 2026. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 13, 2026 (furnished herewith)
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date: May 13, 2026

By: /s/ Margaret Stapleton

Margaret Stapleton

Chief Financial Officer